Filed Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA SERIES, INC.

SUNAMERICA FOCUSED ASSET ALLOCATION STRATEGIES

Focused Balanced Strategy Portfolio

Focused Equity Strategy Portfolio

Focused Fixed Income and Equity Strategy Portfolio

Focused Fixed Income Strategy Portfolio

Focused Multi-Asset Strategy Portfolio

(each a Portfolio and collectively, the “Portfolios”)

Supplement dated June 14, 2011, to the Portfolios’ prospectus dated March 1, 2011,

as supplemented and amended to date (the “Prospectus”)

The Portfolios invest in a combination of funds that serve as underlying funds for the Portfolios. The Board of Directors of SunAmerica Series, Inc. approved changes to the principal investment strategies of each Portfolio to permit the Portfolio to invest in the SunAmerica Global Trends Fund (the “Global Trends Fund”), a series of SunAmerica Specialty Series. Accordingly, effective June 14, 2011, the Prospectus is amended as set out below. Since the Global Trends Fund is new, a Portfolio that invests in the Global Trends Fund would likely be a significant shareholder.

The following changes are made to the “Principal Investment Strategies and Techniques of the Portfolio” subsection in the relevant “Portfolio Highlights” sections:

•

The disclosure regarding each Portfolio’s principal investment techniques is updated to reflect the ability of each such Portfolio to allocate a portion of its assets to the Global Trends Fund as part of its principal investment techniques.

•

The chart reflecting the projected asset allocation ranges under normal market conditions for each Portfolio (as invested through the Underlying Funds) is updated to add Global Strategies as an asset class within a range of 0%-20% for each Portfolio. The ranges for each of the other projected asset allocations remain the same.

•	The following paragraph is added after the paragraph discussing the principal investment strategies of the SunAmerica Alternative Strategies Fund:

The SunAmerica Global Trends Fund is currently the only Underlying Fund in which the Portfolio may invest to gain exposure to the “global strategies” asset class. The SunAmerica Global Trends Fund seeks to provide capital appreciation by utilizing an actively managed rules-based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income markets, currencies and commodities. The SunAmerica Global Trends Fund generally seeks to implement this strategy by investing in futures contracts and futures-related instruments, including, but not limited to, U.S. and non-U.S. equity index futures, U.S. and non-U.S. fixed income futures, currency forwards, and commodity futures that provide the Fund with exposure to the various asset classes. The SunAmerica Global Trends Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by obligations of the U.S government and its agencies, and may also invest in other high-quality, short-term securities. The SunAmerica Global Trends Fund’s return is expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund.

The following changes are made to the “Principal Risks of Investing in the Portfolio” subsection in the relevant “Portfolio Highlights” sections:

•	The following risk factors relating to the Global Trends Fund are added in the relevant section for each Portfolio:

Risks of Investing in the SunAmerica Global Trends Fund. The Portfolio, to the extent it invests in the SunAmerica Global Trends Fund, is subject to the following additional risks (these risks increase as a Portfolio’s allocation to the SunAmerica Global Trends Fund increases):

Strategy Risk. Investors should note that the ability of the subadviser to the SunAmerica Global Trends Fund (the “Subadviser”) to successfully implement the SunAmerica Global Trends Fund’s strategies, including the proprietary investment process used by the Subadviser, will influence the performance of the SunAmerica Global Trends Fund significantly.

Futures Contracts Risk. The risks associated with the SunAmerica Global Trends Fund’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the SunAmerica Global Trends Fund faces the risk that its counterparties may not perform their obligations. Forward contracts are also not regulated by the Commodity Futures Trading Commission (“CFTC”) and therefore the SunAmerica Global Trends Fund will not receive any benefit of CFTC regulation when trading forwards.

Stock Market Volatility. The value of an investment in the SunAmerica Global Trends Fund may fluctuate in response to stock market movements. This volatility could affect the value of the investments in the SunAmerica Global Trends Fund’s portfolio exposed to equity markets.

Foreign Exposure Risk. Investments that provide exposure to foreign countries are subject to a number of risks. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect such an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Emerging Markets Risk. Emerging markets are riskier than more developed markets and investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Interest Rate Risk. Fixed income securities and currency and fixed income futures instruments are subject to changes in their value when prevailing interest rates change. The values of already-issued debt securities have an inverse relationship with changes in interest rates. The magnitude of these changes in value is generally greater for debt securities with longer maturities. The value of the SunAmerica Global Trends Fund’s currency and fixed income futures instruments will fluctuate in varying directions and amounts based on the specific types of futures instruments held by the Fund. The SunAmerica Global Trends Fund’s exposure to foreign fixed income instruments will also be subject to risks associated with foreign investments, as described above under “Foreign Exposure Risk” and “Emerging Markets Risk.”

Credit Risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Credit risk could affect the value of the investments in the SunAmerica Global Trends Fund’s portfolio exposed to fixed income securities.

Bond Market Volatility. The bond markets as a whole could go up or down (sometimes dramatically). This volatility could affect the value of the investments in the SunAmerica Global Trends Fund’s portfolio exposed to bonds or other fixed income securities.

Currency Risk. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the SunAmerica Global Trends Fund’s investments in futures instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses. In addition, investments denominated in the currencies of emerging markets generally have a higher degree of currency risk, as described above under “Emerging Markets Risk.”

Commodity Exposure Risks. Exposure to the commodities markets may subject the SunAmerica Global Trends Fund to greater volatility than investments in traditional securities. The value of commodity futures instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Leverage Risk. The SunAmerica Global Trends Fund may invest in certain futures instruments that provide leveraged exposure. The SunAmerica Global Trends Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the SunAmerica Global Trends Fund to lose more than the amount it invested in those instruments.

Subsidiary Risk. The SunAmerica Global Trends Fund intends to gain exposure to the commodities markets, in part, through investments in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Global Trends Subsidiary”). By investing in the Global Trends Subsidiary, the SunAmerica Global Trends Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Global Trends Subsidiary are generally similar to those that are permitted to be held by the SunAmerica Global Trends Fund and are subject to the same risks that apply to similar investments if held directly by the SunAmerica Global Trends Fund. The Global Trends Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the SunAmerica Global Trends Fund’s Prospectus, is not subject to all the investor protections of the 1940 Act. However, the SunAmerica Global Trends Fund wholly owns and controls the Global Trends Subsidiary, and the SunAmerica Global Trends Fund and Global Trends Subsidiary are managed by SunAmerica and subadvised by the Subadviser, making it unlikely that the Subsidiary will take actions contrary to the interests of the SunAmerica Global Trends Fund or its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the SunAmerica Global Trends Fund and/or the Global Trends Subsidiary to operate as described in its Prospectus and Statement of Additional Information and could adversely affect the SunAmerica Global Trends Fund.

Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the SunAmerica Global Trends Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the SunAmerica Global Trends Fund has purchased has decreased, the Fund could experience a loss. The SunAmerica Global Trends Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the SunAmerica Global Trends Fund to the risk that the counterparties may default on their obligations to perform under the agreements.

Active Trading. Active trading of the SunAmerica Global Trends Fund’s portfolio will result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the SunAmerica Global Trends Fund and which will affect the Fund’s performance. Active trading may also result in increased tax liability for SunAmerica Global Trends Fund shareholders.

Regulatory Risk. On February 11, 2011, the CFTC proposed certain regulatory changes that may impact the SunAmerica Global Trends Fund by subjecting SunAmerica Specialty Series (the “Trust”), and potentially subjecting SunAmerica and/or the Subadviser indirectly, to registration with the CFTC as the commodity pool operator and/or commodity trading advisor of the SunAmerica Global Trends Fund, as applicable, unless the SunAmerica Global Trends Fund is able to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. If these regulatory changes are ultimately adopted by the CFTC, the disclosure and operations of the Trust, with respect to the SunAmerica Global Trends Fund, would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase SunAmerica Global Trends Fund expenses.

The following changes are made to the “More Information About the Portfolios” section:

•

The disclosure regarding each Portfolio’s principal investment techniques is updated to reflect the ability of each such Portfolio to allocate a portion of its assets to the Global Trends Funds as part of its principal investment techniques.

•	The following principal investments are added to the disclosure regarding each Portfolio’s principal investments:

SunAmerica Global Trends Fund principal investments

•	Futures
•	Currency forwards
•	Repurchase agreements

•	“SunAmerica Global Trends Fund principal risks” and “SunAmerica Global Trends Fund non-principal risks” are added to the disclosure regarding the risks affecting each Portfolio.

•	The following description of the Global Trends Fund is added to the chart describing the Underlying Funds under the subsection entitled “Information About the Underlying Funds”:

Portfolio	Investment Goal	Principal Investment Strategy	Principal Investment Techniques
SunAmerica Global Trends Fund	Capital Appreciation	Global Multi- Asset	Actively managed rules-based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income markets, currencies and commodities. Generally seeks to implement this strategy by investing in futures contracts and futures-related instruments and expects to invest a significant portion of its assets in repurchase agreements collateralized by obligations of the U.S government and its agencies, and may also invest in other high-quality, short-term securities.

•	The following definitions are added to the subsection entitled “Glossary – Investment and Other Terminology”:

A forward contract is an individually negotiated obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a set future date.

Futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

Repurchase agreements. Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.

•	The following paragraphs are added to, or replace certain paragraphs under, the subsection entitled “Glossary – Risk Terminology”:

Non-traditional strategies risk: The SunAmerica Global Trends Fund’s strategy is a relatively new type of strategy compared to the strategies pursued by more traditional stock and bond mutual funds. Investors will bear the risk that the SunAmerica Global Trends Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, which may negatively impact the Fund’s investment performance.

Counterparty risk: Each of the SunAmerica Alternative Strategies Fund and the SunAmerica Global Trends Fund will be exposed to the credit of the counterparties to OTC derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Illiquidity: Certain investments may be difficult or impossible to sell at the time or price that the seller would like. In addition, with respect to investments in senior floating rate loans, while such loans are not necessarily illiquid securities, the senior floating rate loans in which the Senior Floating Rate Fund, Inc. primarily invests are generally not listed on any exchange and the secondary market for those loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for those senior floating rate loans may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given senior floating rate loan may differ from its current valuation. Also, while not necessarily illiquid securities, certain derivatives in which each of the SunAmerica Alternative Strategies Fund or the SunAmerica Global Trends Fund may invest may not be listed on any exchange (i.e., forward contracts) and the secondary market for those derivatives may have less liquidity relative to markets for other securities. Obtaining valuations for those derivatives may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given derivative may differ from its current valuation.

New fund risk: The SunAmerica Global Trends Fund is newly-formed. Accordingly, investors in the SunAmerica Global Trends Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

SunAmerica Global Trends Fund principal risks: The principal risks of the SunAmerica Global Trends Fund include: (1) Strategy risk, (2) Futures contracts risk, (3) Forwards risk, (4)

Stock market volatility risk, (5) Foreign exposure risk, (6) Emerging markets risk, (7) Interest rate risk, (8) Credit risk, (9) Bond market volatility risk, (10) Currency risk, (11) Commodity exposure risk, (12) Leverage risk, (13) Subsidiary risk, (14) Repurchase agreements risk, (15) Active trading risk, (16) Regulatory risk. These risks are described under the “Portfolio Highlights” section for each Portfolio that lists “SunAmerica Global Trends Fund principal risks” as a principal risk under the “More Information About Your Portfolios” section on pages 52 to 54. For more complete information about the investment strategies, techniques and risks of the SunAmerica Global Trends Fund please refer to the prospectus for that Fund.

SunAmerica Global Trends Fund non-principal risks: The non-principal risks of the SunAmerica Global Trends Fund include: (1) Non-traditional strategies risk, (2) Illiquidity risk, (3) Tax risk, (4) Counterparty risk and (5) New fund risk. These risks are described in this Glossary under “Risk Terminology.” For more complete information about the investment strategies, techniques and risks of the SunAmerica Global Trends Fund please refer to the prospectus for that Fund.

Tax Risk: In order for each of the SunAmerica Alternative Strategies Fund and the SunAmerica Global Trends Fund to qualify as a regulated investment company, it must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling that holds that income realized from certain types of commodity-linked derivatives would not be qualifying income. As such, each Fund’s ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. However, the IRS has issued a private letter ruling to the SunAmerica Alternative Strategies Fund in which the IRS concluded that income from certain commodity index-linked notes is qualifying income. Based on such ruling, the SunAmerica Alternative Strategies Fund will seek to gain exposure to the commodities markets primarily through investments in commodity index-linked notes. In addition the IRS has issued a private letter ruling to the SunAmerica Alternative Strategies Fund in which the IRS concluded that income from the Subsidiary is qualifying income. Based on such ruling, the SunAmerica Alternative Strategies Fund will seek to gain commodities exposure and hedge fund exposure (which may include investments in the commodities sectors) through investments in the Subsidiary. The SunAmerica Global Trends Fund is seeking a private letter ruling from the IRS concluding that income derived from the SunAmerica Global Trends Fund’s investment in the Global Trends Subsidiary would constitute qualifying income to the SunAmerica Global Trends Fund. Based on this ruling, the SunAmerica Global Trends Fund will seek to gain exposure to the commodities markets primarily through investments in the Global Trends Subsidiary. The tax treatment of investments by each of the SunAmerica Alternative Strategies Fund and the SunAmerica Global Trends Fund may be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions made by the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP4_AAPRO_2-11

SUNAMERICA SERIES, INC.

SUNAMERICA FOCUSED ASSET ALLOCATION STRATEGIES

Focused Balanced Strategy Portfolio

Focused Equity Strategy Portfolio

Focused Fixed Income and Equity Strategy Portfolio

Focused Fixed Income Strategy Portfolio

Focused Multi-Asset Strategy Portfolio

(each a Portfolio and collectively, the “Portfolios”)

Supplement dated June 14, 2011, to the Portfolios’ Statement of Additional Information dated March 1, 2011,

as supplemented and amended to date (the “SAI”)

The Portfolios invest in a combination of funds that serve as underlying funds for the Portfolios. The Board of Directors of SunAmerica Series, Inc. approved changes to the principal investment strategies of each Portfolio to permit the Portfolio to invest in the SunAmerica Global Trends Fund (the “Global Trends Fund”), a series of SunAmerica Specialty Series. Accordingly, effective June 14, 2011, the SAI is amended as set out below. Since the Global Trends Fund is new, a Portfolio that invests in the Global Trends Fund would likely be a significant shareholder.

The following changes are made to the “INVESTMENT OBJECTIVE AND POLICIES” section:

•	The first paragraph is updated to add the Global Trends Fund as an Underlying Fund.

•	The following disclosure is added after the paragraph entitled “Index Risk” on page 8 of the SAI:

Global Strategies. Each of the Portfolios may invest in the SunAmerica Global Trends Fund (“Global Trends Fund”). Under normal market conditions, each Portfolio expects to allocate between 0% to 20% of its assets to the Global Trends Fund. The Global Trends Fund is currently the only Underlying Fund in which the Portfolios may invest to gain exposure to the “global strategies” asset class. The Global Trends Fund seeks to provide capital appreciation by utilizing an actively managed rules-based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income markets, currencies and commodities. The Global Trends Fund generally seeks to implement this strategy by investing in futures contracts and futures-related instruments, including, but not limited to, U.S. and non-U.S. equity index futures, U.S. and non-U.S. fixed income futures, currency forwards, and commodity futures (collectively, “futures instruments”) that provide the Fund with exposure to the various asset classes. The Global Trends Fund may invest in such futures instruments both directly and indirectly through the Global Trends Subsidiary (as described below). The Global Trends Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by obligations of the U.S government and its agencies, and may also invest in other high-quality, short-term securities (“money market instruments”). The primary purpose of the repurchase agreements and other money market instruments held by the Global Trends Fund will be to serve as collateral for the futures instruments, however, these instruments may also earn income for the Fund. The Global Trends Fund’s return is expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund.

The Global Trends Fund’s strategy will normally involve investing in futures instruments that provide investment exposure to the following ten asset classes (examples of the assets, currencies or market or economic indices that may be used as the underlying reference items for the Fund’s futures instruments are listed under each asset class):

• U.S. equity markets (e.g., S&P 500 futures)	• U.S. fixed income (e.g., 10-Year and 30-Year Treasury futures)

• German equity markets (e.g., DAX futures)	• Non-U.S. developed country fixed income (e.g., Australian, Canadian and U.K. 10-Year Bonds, German 10-Year Bonds)
• United Kingdom equity markets (e.g., FTSE 100 futures)	• Emerging market currencies (e.g., Brazilian Real, Mexican Peso, South African Rand, Polish Zloty, Colombian Peso)
• Japanese equity markets (e.g., Nikkei futures)	• Commodities — metals (e.g., gold, silver, copper)
• Emerging market equities (e.g., Hang Seng futures, Bovespa futures, FTSE/JSE Africa Top 40)	• Commodities — energy and agriculture (e.g., oil, sugar, corn)

Wellington Management Company, LLP (“Wellington Management”) serves as subadviser to the Global Trends Fund. Pursuant to Wellington Management’s proprietary approach, which involves rules-based indicators and technical analysis, the Global Trends Fund’s investment exposure to each of these ten asset classes (based on the notional exposure of the futures) will generally be between 0% and 10% of the value of the Fund’s net assets. The Global Trends Fund’s investment exposure to an asset class will fluctuate depending on the positive or negative signals identified by Wellington Management for the asset classes. In certain cases, the Global Trends Fund’s investment exposure to a particular asset class may be overweighted to up to 20%, for example, when such asset class demonstrates strong positive signals. When Wellington Management’s analysis identifies negative signals for an asset class, it may either eliminate all or part of the Global Trends Fund’s exposure to such asset class. Wellington Management will then either allocate this portion of the Global Trends Fund’s assets to repurchase agreements and/or and other money market instruments, or may use these assets to overweight the Fund’s exposure to one or more of the other assets classes if they exhibit strong positive signals. This strategy seeks to achieve portfolio efficiency by using futures instruments to gain exposure to the various asset classes, and seeks to reduce volatility by adjusting its exposure to multiple asset classes depending on market conditions.

The Global Trends Fund intends to gain its investment exposure to the global equity and fixed income markets, currencies and commodities through its investments in futures instruments, and not by investing directly in the ten asset classes underlying its futures investments (i.e., the Fund does not intend to buy stocks, bonds or physical commodities to gain exposure to the ten asset classes). In addition, the Global Trends Fund intends to use futures on securities indices (rather than futures on individual stocks) to gain exposure to the U.S. and non-U.S. equity markets.

The asset classes described above, the range of investments within such asset classes, and the amount of exposure allocated to each asset class, are subject to change and will be determined in the discretion of Wellington Management and/or SunAmerica; provided, however, that at least 40% of the asset classes included within the Global Trends Fund’s allocation strategy (i.e., presently, at least four of the ten asset classes) will consist of foreign asset classes. Foreign asset classes will be deemed to include, for example, non-U.S. equity and fixed income asset classes and foreign currencies.

The Global Trends Fund will primarily gain exposure to commodities through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Global Trends Subsidiary”). It is expected that the Global Trends Subsidiary will invest primarily in commodity futures instruments and other investments designed to serve as collateral for the Global Trends Subsidiary’s futures investments (i.e., repurchase agreements and money market instruments). The Global Trends Subsidiary is managed by SunAmerica and subadvised by Wellington Management and has the same investment objective as the Fund. The Global Trends Fund may invest up to 25% of its total assets in the Global Trends Subsidiary. Investment in the

Global Trends Subsidiary is expected to provide the Global Trends Fund with commodity exposure within the limitations of the federal tax requirements that apply to the Fund.

The principal and non-principal risks associated with an investment by the Portfolios in the Global Trends Fund are discussed in more detail in the Portfolios’ prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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